UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  May 3, 1996
                                                  ------------





                              NEWELL CO.
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        (Exact name of registrant as specified in its charter)




     Delaware                 1-9608            36-3514169
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(State or other            (Commission         (IRS Employer
jurisdiction of            File Number)        Identification No.)




          29 East Stephenson Street, Freeport, Illinois 61032
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          (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code  (815) 235-4171
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


Item 5.   Other Events.

          On May 3, 1996, Newell Co. entered into a Distribution
          Agreement and Indenture in connection with a public offering of fixed and floating rate Medium Term Notes under the Company's shelf Registration Statement on Form S-3
          (Registration No. 33-64225).

          Copies of the Distribution Agreement, Indenture and forms of the fixed and floating rate notes are included as Exhibits 1.1, 4.1, 4.2 and 4.3 to this Report on Form 8-K, respectively, and hereby are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

               (1.1) Distribution Agreement, dated as of May 3, 1996, between Newell Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc. and Morgan Stanley & Co. Incorporated.

               (4.1) Indenture, dated as of November 1, 1995, between Newell Co. and The Chase Manhattan Bank (National Association), as Trustee.

               (4.2)     Form of Fixed Rate Notes.

               (4.3)     Form of Floating Rate Notes.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   NEWELL CO.
                                     (Registrant)






                             /s/ William T. Alldredge
Date:  May 15, 1996      By: --------------------------
                             William T. Alldredge
                             Vice President -- Finance

                             EXHIBIT INDEX


Exhibit
  No.                    Description
- -------                  -----------


   1.1 Distribution Agreement, dated as of May 3, 1996, between Newell Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities, Inc. and Morgan Stanley & Co. Incorporated.

   4.1 Indenture, dated as of November 1, 1995, between Newell Co. and The Chase Manhattan Bank (National Association), as Trustee.

   4.2              Form of Fixed Rate Notes.

   4.3              Form of Floating Rate Notes.